Exhibit 99.1

FirstEnergy Corp.                        For Release: April 26, 2016
76 South Main Street
Akron, Ohio 44308
www.firstenergycorp.com

News Media Contact:                    Investor Contact:
Tricia Ingraham                        Irene Prezelj
(330) 384-5247                        (330) 384-3859

FirstEnergy Announces First Quarter 2016 Results

Akron, Ohio - FirstEnergy Corp. (NYSE: FE) today reported first quarter 2016 operating (non-GAAP) earnings* of $0.80 per basic share of common stock. These results exclude the impact of the special items listed below and compare to first quarter 2015 operating (non-GAAP) earnings of $0.62 per basic share of common stock.

On a GAAP basis, the company reported first quarter 2016 net income of $328 million, or $0.78 per basic share of common stock ($0.77 diluted), on revenue of $3.9 billion. In the first quarter of 2015, GAAP net income was $222 million, or $0.53 per basic and diluted share of common stock, on revenue of $3.9 billion.

“We are off to a solid start in 2016, with strong financial results that are in line with our first quarter guidance, as well as positive developments in our key initiatives, and continued implementation of our regulated growth strategies,” said Charles E. Jones, FirstEnergy president and chief executive officer.

The increase in first quarter 2016 operating (non-GAAP) earnings primarily reflect higher commodity margin at the competitive business, the net impact of rate cases resolved in 2015, and increased transmission earnings. These factors were partially offset by the impact of mild temperatures on distribution deliveries and higher net financing costs.

In FirstEnergy’s Regulated Distribution business, operating earnings decreased primarily due to the impact of mild temperatures on distribution sales, partially offset by the net impact of new rates implemented in 2015.

Total distribution deliveries decreased 8 percent compared to the first quarter of 2015. Mild temperatures resulted in a residential and commercial sales decrease of 13 and 5 percent, respectively. Distribution deliveries to the industrial sector decreased 3 percent, primarily due to lower usage from the steel and coal mining sectors.

In the Regulated Transmission business, first quarter 2016 operating earnings increased as a result of a higher rate base at ATSI, partially offset by a lower return on equity as part of ATSI’s FERC-approved comprehensive settlement in October 2015.

In the Competitive Energy Services Segment operating earnings increased compared to the first quarter of 2015 primarily resulting from higher commodity margin as a result of higher capacity revenues related to increased capacity prices.

Consolidated GAAP EPS to Operating (Non-GAAP) EPS* Reconciliation

	First Quarter
	2016	2015
Basic Earnings Per Share (GAAP)	$0.78	$0.53
Excluding Special Items*:
Regulatory charges	0.09	0.02
Trust securities impairment	0.01	0.01
Merger accounting - commodity contracts	0.01	0.02
Mark-to-market adjustments	(0.09)	—
Plant deactivation costs	—	0.02
Impact of non-core asset sales/impairments	—	0.01
Retail repositioning charges	—	0.01
Total Special Items*	0.02	0.09

Basic EPS - Operating (Non-GAAP)	$0.80	$0.62
* Per share amounts for the special items above are based on the after tax effect of each item, divided by the weighted average basic shares outstanding for the period.

Non-GAAP financial measures
*Operating earnings exclude special items as shown above, and is a non-GAAP financial measure. Management uses operating earnings and operating earnings by segment to evaluate the company’s performance and manage its operations and frequently references these non-GAAP financial measures in its decision making, using them to facilitate historical and ongoing performance comparisons. Additionally, management uses Basic EPS - Operating to evaluate FE's performance by segment and references this non-GAAP financial measures in its decision making. Basic EPS-Operating for each segment is calculated by dividing segment Operating earnings (losses), which exclude specials items as discussed below, by the basic weighted average shares outstanding for the period. Management believes that the non-GAAP financial measures of “Operating earnings” and “Basic EPS - Operating” provide consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. Generally, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (GAAP). These non-GAAP financial measures are intended to complement, and are not considered as an alternative to, the most directly comparable GAAP financial measure. Also, these non-GAAP financial measures may not be comparable to similarly titled measures used by other entities.
Consolidated Report and Teleconference
FirstEnergy’s Consolidated Report to the Financial Community, which provides highlights on company developments and financial results for the first quarter, is posted on the company’s Investor Information website - www.firstenergycorp.com/ir. To access the report, click on First Quarter 2016 Consolidated Report to the Financial Community.

The company invites investors, customers and other interested parties to listen to a live Internet webcast of its teleconference for financial analysts and view slides associated with the presentation at 9:00 a.m. EDT tomorrow. FirstEnergy management will present an overview of the company’s financial results, followed by a question-and-answer session. The teleconference and presentation can be accessed on the website by selecting the First Quarter 2016 Earnings Conference Call link. The webcast and presentation will be archived on the website.

FirstEnergy is dedicated to safety, reliability and operational excellence. Its 10 electric distribution companies form one of the nation's largest investor-owned electric systems, serving customers in Ohio, Pennsylvania, New Jersey, West Virginia, Maryland and New York. The company’s transmission subsidiaries operate more than 24,000 miles of transmission lines that connect the Midwest and Mid-Atlantic regions, while its generation subsidiaries control nearly 17,000 megawatts of capacity from a diversified mix of scrubbed coal, non-emitting nuclear, natural gas, hydro and other renewables. Follow FirstEnergy online at www.firstenergycorp.com. Follow FirstEnergy on Twitter @FirstEnergyCorp.

Forward-Looking Statements: This news release includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and to successfully implement our sales strategy for the Competitive Energy Services segment; the accomplishment of our regulatory and operational goals in connection with our transmission investment plan, including, but not limited to, the proposed transmission asset transfer to Mid-Atlantic Interstate Transmission, LLC, and the effectiveness of our strategy to reflect a more regulated business profile; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission system, or the availability of capital or other resources supporting identified transmission investment opportunities; the impact of the regulatory process on the pending matters at the federal level and in the various states in which we do business including, but not limited to, matters related to rates and the Electric Security Plan IV (ESP IV) in Ohio, specifically related to a complaint filed at the Federal Energy Regulatory Commission (FERC) against FirstEnergy Solutions Corp., The Cleveland Electric Illuminating Company, Ohio Edison Company, and The Toledo Edison Company that request FERC review the Electric Security Plan IV Purchase Power Agreement (ESP IV PPA) under Section 205 of the Federal Power Act, and other future complaints or challenges that could impact the ESP IV and the ESP IV PPA; the impact of the federal regulatory process on FERC-regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including PJM Interconnection, L.L.C. (PJM) markets and FERC-jurisdictional wholesale transactions; FERC regulation of cost-of-service rates, including FERC Opinion No. 531's revised Return on Equity methodology for FERC-jurisdictional wholesale generation and transmission utility service; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; economic or weather conditions affecting future sales and margins such as a polar vortex or other significant weather events, and all associated regulatory events or actions; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil prices, and their availability and impact on margins and asset valuations; the continued ability of our regulated utilities to recover their costs; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; other legislative and regulatory changes, and revised environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency's Clean Power Plan, Coal Combustion Residuals regulations, Cross-State Air Pollution Rule and Mercury and Air Toxics Standards programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such initiatives or rulemakings could result in our decision to deactivate or idle certain generating units); the uncertainties associated with the deactivation of certain older regulated and competitive fossil units, including the impact on vendor commitments and as it relates to the reliability of the transmission grid, the timing thereof; the impact of other future changes to the operational status or availability of our generating units and any capacity performance charges associated with unit unavailability; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to, the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments; the impact of labor disruptions by our unionized workforce; replacement power costs being higher than anticipated or not fully hedged; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet through, among other actions, our cash flow improvement plan and other proposed capital raising initiatives; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to material accounting policies; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries' access to financing, increase the costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers, and other counterparties with which we do business, including fuel suppliers; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission (SEC) filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.'s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise..

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